UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08979

The Victory Variable Insurance Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders.

December 31, 2012

Annual Report

Diversified Stock Fund

vcm.com

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Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Table of Contents

Shareholder Letter	2
Portfolio Commentary	3
Financial Statements
Schedule of Portfolio Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	14
Supplemental Information
Trustee and Officer Information	15
Proxy Voting and Form N-Q Information	17
Expense Examples	17
Additional Federal Tax Information	18
Advisory Contract Renewal	19

The Fund is distributed by Victory Capital Advisers, Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of The Variable Insurance Diversified Stock Fund.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of markets or securities mentioned herein should not be considered to be indicative of future results.

NOT FDIC INSURED
Shares of The Victory Variable Insurance
Funds are not insured by the FDIC, are
not deposits or other obligations of, or
guaranteed by, KeyCorp, Victory Capital
Management Inc., or their affiliates, and
are subject to investment risks,
including possible loss of the principal
amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

Letter to Our Shareholders

The market ended a strong year with a weak final quarter going into the presidential election. Headlines previously dominated by the European debt crisis gave way to the "fiscal cliff" as Congress pushed the debate over the budget deficit to the deadline. While uncertainty out of Washington kept the market somewhat range bound, investors appeared to eye an eventual compromise favoring equity assets relative to bonds. The risk bias was buoyed by modest and improving U.S. economic data, particularly better-than-expected housing, autos and retail sales numbers and an easing of concerns over the European debt woes.

The S&P 500 Index returned -0.38% for the quarter, lagging the positive returns of both mid and small caps. Despite volatility throughout the year, both equities and bonds ended the year in positive territory. Mid caps led the way with a +17.28% return, followed by small caps and large caps, with returns of +16.35% and 16.00%, respectively, while value outperformed growth. In fixed income, the Barclay's U.S. Aggregate Bond Index returned +4.21% for the year, with corporate issues outperforming government debt. Monetary policy remains accommodative and fears of a global recession are waning as economic data continues to improve. Corporate balance sheets remain strong, and increasing macro certainty will likely be a positive catalyst for spending. At 13x 2013 earnings estimates, valuations remain supportive as we enter the new year.

We continue to believe that patient investors will be rewarded over the longer-term. We remain focused on valuation, financial strength and returns in pursuit of superior long-term performance. Victory maintains an overall positive longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality
Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence
Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3.  Empowerment, Ownership and Accountability
Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high-quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform following tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 800-539-3863 or via our website at www.vcm.com.

Michael Policarpo, II

President,
Victory Funds

Portfolio Commentary

Diversified Stock Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities.

Commentary

2012 equity market performance was better than most had expected entering the year given the headwinds of slowing global economies and uncertainty around the European region, with the S&P 500 Index1 (the "Index") returning 15.98% for the fiscal year. Strength in 2012 was primarily driven by multiple expansion, with earnings expected to grow merely 5% as we enter the 4th quarter reporting season. Favorable monetary policy, waning fears of an economic recession, and the relative attractiveness of large- capitalization equities helped fuel the expansion. The Fund was well positioned in the better-performing cyclical sectors of the market, and outperformed the Index by 30 basis points with a positive 16.28% return.

Fund outperformance was fairly balanced between stock selection and sector allocation, with the best stock selection in Consumer Discretionary, followed closely by Consumer Staples. The portfolio outperformed in seven of ten economic sectors, with Financials, Energy and Industrials being the only detractors. Being significantly underweight in Utilities, the worst performing sector, was the largest contributor to positive sector allocation for the fiscal year.

Within Consumer Discretionary, being overweight and better stock selection in the media industry was a key contributor to outperformance for the year. Comcast Corp., Class A was a top-ten holding for most of 2012 and appreciated over 60% for the year, making the position the largest contributor to portfolio performance. The Walt Disney Co. ("Disney") was also a significant contributor for the year. Comcast Corp., Class A appreciated on better-than-expected performance on both its cable side, with fewer video subscriber losses and increased broadband penetration, and a turnaround in ratings in its NBCU joint venture. Shareholder-friendly capital allocation decisions such as an over 40% dividend increase and a $6.5 billion announced share repurchase also helped boost performance. Disney has also increased its return to shareholders, most recently announcing a 25% increase in its dividend. At the same time, Disney's cable networks continue to exhibit solid growth, and margins at its theme park division have improved off of low levels.

Financials were the best-performing sector for the fiscal year, after being the worst-performing sector in 2011. Investor confidence grew as banks improved their capital position and had more flexibility to use their balance sheet in shareholder-friendly ways after the stress tests. Improving economic growth, especially in the housing and auto markets, has helped fuel demand for new loans and refinancing. While we correctly began increasing the weight early in the year and benefitted from appreciation in JPMorgan Chase & Co., U.S. Bancorp, Goldman Sachs, and Wells Fargo & Co., MetLife, Inc. lagged the group.

At 13X 2013 estimates for the Index, valuations remain supportive as we enter the new year. Global monetary policy remains accommodative, corporate earnings continue to exhibit growth, and while risks persist as we anticipate debates around the debt ceiling and potential austerity measures, we believe equities should continue to move higher in 2013.

Portfolio Holdings

As a Percentage of Total Investments

Average Annual Total Return

Year Ended December 31, 2012

Inception Date	7/1/99
One Year	16.28%
Three Year	6.77%
Five Year	–0.79%
Ten Year	6.81%
Since Inception	2.97%

Expense Ratios

Gross	1.26%
With Applicable Waivers	1.26%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Diversified Stock Fund — Growth of $10,000

For the period 12/31/02 to 12/31/12

1 The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Variable Insurance Funds  Schedule of Portfolio Investments

Diversified Stock Fund  December 31, 2012

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stock (96.9%):
Consumer Discretionary (16.7%):
CarMax, Inc. (a)	11,450	$430
CBS Corp., Class B	17,310	659
Comcast Corp., Class A	15,390	575
General Motors Co. (a)	27,270	786
Las Vegas Sands Corp.	7,360	340
Lowe's Cos., Inc.	8,903	316
Starbucks Corp.	13,000	697
Target Corp.	5,526	327
The Walt Disney Co.	10,270	511
Viacom, Inc.	16,620	877
		5,518
Consumer Staples (11.2%):
Anheuser-Busch InBev NV	6,920	605
Costco Wholesale Corp.	5,570	550
Kraft Foods Group, Inc.	10,308	469
Mead Johnson Nutrition Co.	7,450	491
PepsiCo, Inc.	6,100	417
The Procter & Gamble Co.	17,390	1,181
		3,713
Energy (8.4%):
Anadarko Petroleum Corp.	9,587	713
Halliburton Co.	18,360	637
Occidental Petroleum Corp.	8,580	657
Schlumberger Ltd.	11,007	762
		2,769
Financials (13.9%):
Citigroup, Inc.	24,330	962
JPMorgan Chase & Co.	25,900	1,139
MetLife, Inc.	22,668	747
PNC Financial Services Group, Inc.	4,500	262
The Goldman Sachs Group, Inc.	3,750	478
Wells Fargo & Co.	29,600	1,012
		4,600
Health Care (12.9%):
Baxter International, Inc.	7,280	485
Express Scripts Holding Co. (a)	17,790	961
Johnson & Johnson	12,470	874
Medtronic, Inc.	8,770	360
Merck & Co., Inc.	14,000	573
Pfizer, Inc.	40,420	1,014
		4,267
Security Description	Shares	Value
Industrials (14.3%):
Boeing Co.	13,220	$997
Cummins, Inc.	5,030	545
Danaher Corp.	10,830	605
General Dynamics Corp.	6,720	465
Honeywell International, Inc.	6,400	406
Norfolk Southern Corp.	6,680	413
Parker Hannifin Corp.	6,120	521
United Parcel Service, Inc., Class B	4,571	337
WW Grainger, Inc.	2,220	449
		4,738
Information Technology (17.1%):
Agilent Technologies, Inc.	8,890	364
Altera Corp.	15,550	536
Apple, Inc.	2,530	1,349
Citrix Systems, Inc. (a)	5,100	335
Cognizant Technology Solutions Corp., Class A (a)	7,370	546
eBay, Inc. (a)	6,720	343
Google, Inc., Class A (a)	1,410	1,000
NetApp, Inc. (a)	5,090	171
TE Connectivity Ltd.	17,630	654
Visa, Inc., Class A	2,450	371
		5,669
Materials (2.4%):
Dow Chemical Co.	13,210	427
Monsanto Co.	3,898	369
		796
Total Common Stock (Cost $27,077)		32,070
Investment Companies (3.3%):
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	1,080,171	1,080
Total Investment Companies (Cost $1,080)		1,080
Total Investments (Cost $28,157) — 100.2%		33,150
Liabilities in excess of other assets — (0.2%)		(60)
NET ASSETS — 100.0%		$33,090

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 12/31/2012.

See notes to financial statements.

  Statement of Assets and Liabilities

The Victory Variable Insurance Funds  December 31, 2012

(Amounts in Thousands, Except Per Share Amount)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $28,157)	$33,150
Dividends receivable	29
Receivable for investments sold	66
Total Assets	33,245
LIABILITIES:
Payable for investments purchased	46
Payable for capital shares redeemed	34
Accrued expenses and other payables:
Investment advisory fees	8
Administration fees	3
Custodian fees	2
Transfer agent fees	1
Contract owner fees	38
12b-1 fees	7
Other accrued expenses	16
Total Liabilities	155
NET ASSETS:
Capital	35,120
Accumulated net investment income	—
Accumulated net realized losses from investments	(7,023)
Net unrealized appreciation on investments	4,993
Net Assets	$33,090
Shares (unlimited number of shares authorized with a par value of 0.001 per share)	3,176
Net asset value, offering price & redemption price per share	$10.42

See notes to financial statements.

  Statement of Operations

The Victory Variable Insurance Funds  For the Year Ended December 31, 2012

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Dividend income	$725
Total Income	725
Expenses:
Investment advisory fees	101
Administration fees	39
Contract owner fees	70
12b-1 fees	84
Custodian fees	11
Transfer agent fees	9
Trustees' fees	4
Chief Compliance Officer fees	1
Legal and audit fees	42
Insurance fees	23
Other expenses	17
Total Expenses	401
Net Investment Income	324
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	2,300
Net change in unrealized appreciation/depreciation on investments	2,465
Net realized/unrealized gains from investments	4,765
Change in net assets resulting from operations	$5,089

See notes to financial statements.

The Victory Variable Insurance Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
From Investment Activities:
Operations:
Net investment income	$324	$234
Net realized gains from investment transactions	2,300	1,785
Net change in unrealized appreciation/depreciation on investments	2,465	(4,707)
Change in net assets resulting from operations	5,089	(2,688)
Distributions to Shareholders:
From net investment income:	(324)	(248)
Change in net assets resulting from distributions to shareholders	(324)	(248)
Change in net assets from capital transactions	(4,549)	(5,546)
Change in net assets	216	(8,482)
Net Assets:
Beginning of period	32,874	41,356
End of period	$33,090	$32,874
Accumulated (distributions in excess of) net investment income	$—	$(7)
Capital Transactions:
Proceeds from shares issued	$1,302	$1,952
Dividends reinvested	324	248
Cost of shares redeemed	(6,175)	(7,746)
Change in net assets from capital transactions	$(4,549)	$(5,546)
Share Transactions:
Issued	130	205
Reinvested	32	27
Redeemed	(618)	(831)
Change in Shares	(456)	(599)

See notes to financial statements.

The Victory Variable Insurance Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net Asset Value, Beginning of Period	$9.05	$9.78	$8.77	$6.96	$13.19
Investment Activities:
Net investment income	0.10	0.06	0.07	0.06	0.08
Net realized and unrealized gains (losses) on investments	1.37	(0.73)	1.01	1.81	(4.45)
Total from Investment Activities	1.47	(0.67)	1.08	1.87	(4.37)
Distributions
Net investment income	(0.10)	(0.06)	(0.07)	(0.06)	(0.08)
Net realized gains from investments	—	—	—	—	(1.78)
Total Distributions	(0.10)	(0.06)	(0.07)	(0.06)	(1.86)
Net Asset Value, End of Period	$10.42	$9.05	$9.78	$8.77	$6.96
Total Return (a)	16.28%	(6.83)%	12.34%	27.06%	(37.87)%
Ratios/Supplemental Data:
Net assets at end of period (000)	$33,090	$32,874	$41,356	$40,585	$33,205
Ratio of net expenses to average net assets	1.19%	1.26%	1.23%	1.20%	1.20%
Ratio of net investment income to average net assets	0.96%	0.62%	0.77%	0.81%	0.79%
Ratio of gross expenses to average net assets (b)	1.19%	1.26%	1.23%	1.24%	1.22%
Ratio of net investment income to average net assets (b)	0.96%	0.62%	0.77%	0.77%	0.77%
Portfolio turnover	96%	80%	91%	88%	132%

(a)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

  Notes to Financial Statements

The Victory Variable Insurance Funds  December 31, 2012

1.  Organization:

The Victory Variable Insurance Funds (the "Trust") was organized as a Delaware statutory trust on February 11, 1998. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of one fund: the Diversified Stock Fund (the "Fund"). The Fund offers a single class of shares: Class A Shares. Sales of shares of the Fund may only be made to separate accounts of various life insurance companies. The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2012

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2012, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Common Stocks	$32,070	$—	$32,070
Investment Companies	—	1,080	1,080
Total	$32,070	$1,080	$33,150

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2012

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended December 31, 2012 were as follows for the Fund (in thousands):

Purchases*	Sales*
$31,856	$36,883

* There were no Purchases or Sales of U.S. Government Securities during the period.

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.30% of the average daily net assets of the Fund.

KeyBank serves as custodian of the Trust's assets. For its custody services to the Trust, The Victory Portfolios and The Victory Institutional Funds (collectively, the "Victory Trusts"), KeyBank receives fees at an annualized rate of 0.0081% of the Victory Trusts' aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund, for which Citibank N.A. ("Citibank") serves as custodian, plus applicable per transaction fees. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services. Prior to July 1, 2012, this fee was 0.0098%.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate ranging from 0.108% to 0.065% of the aggregate net assets of the Trust and the Victory Portfolios (collectively, the "Trusts").

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's transfer agent. Under the terms of the Transfer Agent Agreement, Citi receives for its services an annual fee at a rate ranging from 0.02% to 0.005% of the aggregate net assets of the Trusts. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's Distribution and Service Plan, the Fund pays the Distributor a monthly distribution and service fee, at an annual rate of 0.25% of the average daily net assets of the Fund. The Distributor may pay a 12b-1 fee to life insurance companies for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies. The Distributor re-allowed all except for $2 thousand to life insurance companies to provide these services.

The Fund has a Contract Owner Administrative Services Agreement. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A Shares of the Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Fund may enter into these agreements with KeyBank and its affiliates, and with other financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)

The Adviser, Citi or other service providers may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2012

reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.15% on the committed $50 million for providing the Line of Credit. Prior to June 1, 2012, there was a committed credit line of $150 million with an annual commitment fee of 0.30%. For the fiscal year ended December 31, 2012, KeyCorp earned approximately $230 thousand for the Line of Credit fee. Each fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding for the Fund during the fiscal year ended December 31, 2012 was $212 thousand. The average interest rate during the fiscal year ended December 31, 2012 was 1.72%. As of December 31, 2012, the Fund had no loans outstanding with KeyCorp.

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$324	$—	$324

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Distributions in Excess of Earnings	Total Distributions Paid
$243	$—	$5	$248

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
$—	$—	$(6,756)	$4,726	$(2,030)

* The difference between the book-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

As of the end of its tax year ended December 31, 2012, the Fund had net capital loss carryforwards ("CLCFs") as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration.

CLCFs subject to expiration:

Expires 2017
$6,756

During the year ended December 31, 2012, the Fund utilized $2,369 thousand of expiring CLCFs.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2012

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of December 31, 2012, were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$28,424	$5,109	$(383)	$4,726

Continued

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the Victory Variable Insurance Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Variable Insurance Funds, constituting the Diversified Stock Fund (the "Fund"), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the each of the four years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the respective period ended December 31, 2008 was audited by another registered public accounting firm whose report dated February 17, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Variable Insurance Funds as of December 31, 2012, the results of its operations for the year then ended, the change in its net assets for each of the two years then ended and the financial highlights for each of the four years then ended in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
February 14, 2013

  Supplemental Information

The Victory Variable Insurance Funds  December 31, 2012

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, one portfolio in The Victory Institutional Funds and 16 portfolios in The Victory Portfolios, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 61	Trustee	February 2005	Consultant (since 2006).	FBR Funds (since 2011).
Nigel D. T. Andrews, 65	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation (2000-2010); Old Mutual plc (2002-2010); Old Mutual US Asset Management (since 2002).
Teresa C. Barger, 58[1]	Trustee	December 2008	Chief Executive Officer, Cartica Capital LLC (since 2007); Director, International Finance Corporation (1986-2007).	None.
E. Lee Beard, 61	Trustee	February 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 58	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
David L. Meyer, 55	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.
Karen F. Shepherd, 72	Trustee	August 2002	Retired; Shepherd Investments (private investments) (since 1996).	None.
Leigh A. Wilson, 68	Chair and Trustee	February 1998

Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).

Director, Caledonia Mining Corporation (since 2012); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).
Interested Trustee.
David C. Brown, 40	Trustee	May 2008	Co-Chief Executive Officer (since 2011), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser.	None.

1Effective January 1, 2013, Ms. Barger has resigned from the Board of Trustees.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Continued

  Supplemental Information — continued

The Victory Variable Insurance Funds  December 31, 2012

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 38	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010), the Adviser.
Derrick A. MacDonald, 42	Vice President	August 2010	Director of Investment Operations & Technology, the Adviser (since 2008); Global Business Director, Avery Dennison (2004-2008).
Christopher K. Dyer, 51	Secretary	February 2006	Director of Fund Administration, the Adviser.
Jay G. Baris, 59	Assistant Secretary	February 1998	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).
Christopher E. Sabato, 44	Treasurer	May 2006	Senior Vice President, Treasurer Services, Citi Fund Services, Inc.
Eric B. Phipps, 41	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services, Inc. (since 2006).
Edward J. Veilleux, 69	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

Continued

  Supplemental Information — continued

The Victory Variable Insurance Funds  December 31, 2012

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Fund's website at www.vcm.com and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Fund's website at www.vcm.com and on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period** 7/1/12-12/31/12
Diversified Stock Fund	$1,000.00	$1,087.70	$5.93	1.13%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period** 7/1/12-12/31/12
Diversified Stock Fund	$1,000.00	$1,019.46	$5.74	1.13%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Continued

  Supplemental Information — continued

The Victory Variable Insurance Funds  December 31, 2012

(Unaudited)

Additional Federal Income Tax Information

Dividends qualifying for corporate dividends received deduction of:

Amount
Diversified Stock Fund	100%

Continued

  Supplemental Information — continued

The Victory Variable Insurance Funds  December 31, 2012

(Unaudited)

Advisory Contract Renewal

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Diversified Stock Fund at its special meeting, which was called for that purpose, on December 29, 2012. The Board also considered information relating to the Agreement throughout the year and at meetings on October 24, 2012 and December 5, 2012. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the Fund. The Board considered the Fund's investment performance as a significant factor in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

• The requirements of the Fund for the services provided by the Adviser;

• The nature and quality of the services provided and expected to be provided;

• Fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

• Fees paid by other clients of the Adviser for similar services and the differences in the services provided to the other clients;

• Total expenses of the Fund, taking into account any distribution or shareholder servicing fees;

• The Adviser's commitments to operating the Fund at competitive expense levels;

• The profitability of the Adviser (as reflected by comparing fees earned against the Adviser's costs) with respect to the Adviser's relationship with the Fund;

• Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

• Other benefits received by the Adviser, including revenues paid to affiliates of the Adviser by the Fund for custodian and administration services;

• The capabilities and financial condition of the Adviser;

• Current economic and industry trends; and

• The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative fee paid to the Adviser, in the context of the Adviser's profitability of the Fund individually. In addition, the Board compared the Fund's expense ratio, net of any distribution or shareholder servicing fees, and management fee with comparable mutual funds in a peer group compiled by the Adviser. The Board reviewed the factors and methodology used in the selection of the Fund's peer group in accordance with a process designed by an independent third party consultant hired by the Board. When relevant, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board considered the fact that the Fund is a funding vehicle for a variable annuity fund. The Trustees also noted that because of the small size of the Fund, there were no breakpoints in the advisory fee schedule for the Fund.

The Board reviewed the Fund's performance against the selected peer group and its performance against the Fund's selected benchmark index and Morningstar category. The Board recognized that the Fund's performance and its Morningstar average are provided net of expenses, while the benchmark index is gross returns. The Board considered the additional resources that management committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

The Board considered the Fund's 0.30% gross annual management fee and believed that the fee was within the range of its peers. The Board also reviewed the Fund's Class A annual expense ratio and found it to be reasonable. The Board then compared the Fund's Class A performance for the one-year, three-year, five-year and ten-year periods ended July 31, 2012 to that of the peer group, benchmark index and Morningstar category for the same periods and considered the fact that the Fund underperformed the peer group and the benchmark index for each period. The Board noted that the Fund's performance outperformed its Morningstar category average for the ten-year period. The Board noted the Fund's favorable performance record over longer periods, and the longevity of the portfolio manager and the management team. The Board considered the steps being taken to improve performance.

Having concluded, among other things, that (1) the Fund's management fee was within the range of advisory fees charged to comparable mutual funds; (2) the Fund's total expense ratio was reasonable; and (3) management was addressing the Trustees' concerns about the Fund's performance, the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to the Fund.

Approval of the Agreement on Behalf of the Fund

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Fund discussed above, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

• The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

• The nature, quality and extent of the investment advisory services provided by the Adviser which, over the years, have resulted in the Fund achieving its stated investment objective;

• The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

• The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

• The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

• The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Call Victory at: 800-539-FUND (800-539-3863)	Visit our website at: www.vcm.com

1AR-VVIF 2/13

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Ms. E. Lee Beard, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2012	2011
Audit Fees(1)	$21,714	$20,432
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$4,830	$4,600
All Other Fees(4)	$0	$0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements, security counts and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         There were no fees for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For fiscal years ended December 31, 2012 and December 31, 2011, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2012 and 2011 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1) The registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services.  The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2)  There were no services performed under Rule 2.01 (c) (7) (I) (C)

(f) Not applicable

(g)	2012	$198,455
	2011	$4,600

2012 fees break down is as follows: 4,830 for the Trust; $122,800 for the Victory Portfolio and Victory Institutional Trusts; $15,000 for Victory Capital Series; $51,325 for other Key tax fees and $4,500 in Indian tax fees.

(h)The registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	February 14, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael D. Policarpo, II
Michael D. Policarpo, II, President

Date	February 14, 2013

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	February 14, 2013

* Print the name and title of each signing officer under his or her signature.